POWER OF ATTORNEY

Know all men by these presents:

That I, James J. Avery, Jr. of Newark , New Jersey, Vice Chairman and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2009.

/s/ James J. Avery, Jr.

                James J. Avery, Jr.

                                                                        POWER OF ATTORNEY

Know all men by these presents:

That I, Helen M. Galt of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2009.

/s/ Helen M. Galt

                Helen M. Galt

                                                                        POWER OF ATTORNEY

Know all men by these presents:

That I, Bernard J. Jacob of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2009.

/s/ Bernard J. Jacob
Bernard J. Jacob

                                                                        POWER OF ATTORNEY

Know all men by these presents:

That I, Scott D. Kaplan of Newark , New Jersey, CEO, Director, and President of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, required under the Investment Company Act of 1940, and the Securities Act of 1933 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of December, 2007.

/s/ Scott D. Kaplan
Scott D. Kaplan

                                                                        POWER OF ATTORNEY

Know all men by these presents:

That I, Tucker I. Marr of Newark , New Jersey, Vice President and Chief Financial Officer of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2009.

/s/ Tucker Marr
Tucker I. Marr

                                                                        POWER OF ATTORNEY

Know all men by these presents:

That I, Stephen Pelletier of Newark , New Jersey, Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2009.

/s/ Stephen Pelletier
  Stephen Pelletier

                                                                        POWER OF ATTORNEY

Know all men by these presents:

That I, Scott G. Sleyster of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2009.

/s/ Scott G. Sleyster
Scott G. Sleyster